As filed with the Securities and Exchange Commission on January 14, 2018

File No. 333-228805

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

(X) Pre-Effective Amendment No. 1

(    ) Post-Effective Amendment No. ____

GREAT-WEST FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code (866) 831-7129

Scott C. Sipple

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

Copy to:

Ryan L. Logsdon

Vice President, Counsel & Secretary

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock (par value $0.10 per share) of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on February 13, 2019 pursuant to Rule 488.

Dear Shareholder,

We wish to provide you with some important information concerning your investment in the Great-West SecureFoundation® Lifetime 2015 Fund (the “Target Fund”). The Board of Directors of Great-West Funds, Inc. (“Great-West Funds”) has approved this reorganization of the Target Fund, a series of Great-West Funds, into the Great-West SecureFoundation® Balanced Fund (the “Acquiring Fund”), which is also a series of Great-West Funds. As a result, effective on or about April 12, 2019, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

The Target Fund and the Acquiring Fund (collectively, the “Funds”) share a common investment adviser, Great-West Capital Management, LLC. Each of the Funds is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by Great-West Life & Annuity Insurance Company (“GWL&A”) (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.” Currently, both Funds have substantially similar investment objectives, investment strategies and risks. The Acquiring Fund has performed slightly better due to slightly higher allocations in U.S. small-cap and mid-cap equities and, to a lesser extent, a lower investment advisory fee.

The Acquiring Fund’s investment advisory fee is 0.10% of net assets, which is two (2) basis points less than the Target Fund’s investment advisory fee of 0.12% of net assets. As a result, shareholders of the Target Fund will pay a lower total expense ratio upon effectiveness of the reorganization.

This reorganization is intended to be a tax-free reorganization for federal income tax purposes, and the closing of this reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that this reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss as a direct result of this reorganization.

Detailed information about the Agreement and Plan of Reorganization and the reasons for the Board’s approval of the Plan are contained in the enclosed materials.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. You will automatically receive shares of the Acquiring Fund in exchange for your shares of the Target Fund on or about April 12, 2019. If you have any questions, please contact us at (866) 831-7129.

If you have any questions after considering the enclosed materials, please call.

Sincerely,

Scott C. Sipple
President & Chief Executive Officer
Great-West Funds, Inc.

Important Information for Great-West SecureFoundation Lifetime 2015 Fund Shareholders

The enclosed Information Statement/Prospectus describes the contemplated reorganization of the Great-West SecureFoundation® Lifetime 2015 Fund (the “Target Fund”) into the Great-West SecureFoundation® Balanced Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” or individually as a “Fund.”

Although we recommend that you read the complete Information Statement/Prospectus, for your convenience, we have provided the following brief overview of this reorganization. Please refer to the more complete information about this reorganization contained elsewhere in the Information Statement/Prospectus.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. YOU ARE NOT ASKED TO RETURN A PROXY OR TO TAKE ANY OTHER ACTION AT THIS TIME.

Q.	Why am I receiving this Information Statement/Prospectus?

A.

On September 18, 2018, the Board of Directors of Great-West Funds (the “Board”) approved the reorganization of the Target Fund into the Acquiring Fund. As of the close of business on the effective date of the merger, investments in the Investor Class, Service Class, and Class L shares of the Target Fund will automatically become investments in the corresponding class of the Acquiring Fund with an equal total net asset value. You will not incur any fees or charges or any federal income tax liability as a direct result of this reorganization. It is currently anticipated that this reorganization will close on or about April 12, 2019. You are receiving this Information Statement/Prospectus because you are invested in the Target Fund through insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, individual retirement accounts, or qualified retirement plans (collectively, “Permitted Accounts”).

Q.	Why has this reorganization been proposed for the Target Fund?

A.

The Board considered the reorganization upon the recommendation of Great-West Capital Management, LLC (“GWCM”), each Fund’s investment adviser. GWCM believes that the reorganization will benefit the Target Fund and its shareholders by, among other things, allowing the reorganization of the Target Fund into a fund with substantially similar investment objectives, investment strategies, investment risks, performance and a lower total expense ratio. The Board has concluded that the proposed reorganization of the Target Fund into the Acquiring Fund is in the best interest of the Target Fund and its shareholders, and that the Target Fund’s existing shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Board considered a number of factors, which are summarized below and are discussed in greater detail in the enclosed materials.

Q.	How do the fees and expenses compare?

A.

The Acquiring Fund’s investment advisory fee is 0.10% of net assets, which is two (2) basis points less than the Target Fund’s investment advisory fee of 0.12% of net assets. Each share class of the Target Fund and Acquiring Fund has identical 12b-1 fees (0.10% for Service Class and 0.25% for Class L) and shareholder services fees (0.35% for Investor Class, Service Class, and Class L). The acquired fund fees and expenses of the Funds are identical across share classes as of December 31, 2017. Due to the lower investment advisory fee, the Acquiring Fund’s total expenses ratio is less than the Target Fund’s total expense ratio by two (2) basis points across all classes.

As a result, shareholders of the Target Fund will pay a lower total expense ratio upon effectiveness of the reorganization. For details on fees and expenses, please see the section entitled “Fees and Expenses” of the Information Statement/Prospectus.

Q.	Will Target Fund shareholders receive new shares in exchange for their current shares?

A.

Yes. Once the reorganization is completed, each Target Fund shareholder will receive shares of the corresponding class of the Acquiring Fund in an amount equal in total net asset value to the total net asset value of the Target Fund shares surrendered by such shareholder, in each case as of the close of trading on the closing date of the reorganization.

Q.	Will I have to pay federal income taxes as a result of the reorganization?

A.

No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that shareholders of the Target Fund and investors who hold shares of the Target Fund through a variable annuity contract or variable life insurance policy will recognize no gain or loss for federal income tax purposes as a direct result of this reorganization. The section entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” of the Information Statement/Prospectus provides additional information regarding the federal income tax consequences of the reorganization.

Q.	Who will bear the costs of the reorganization?

A.

GWCM will bear all expenses of the reorganization even if the reorganization is not completed, including legal costs, audit fees, and printing and mailing expenses. GWCM estimates the costs of the reorganization to be $50,600.

Q.	What is the timetable for the reorganization?

A.	The reorganization is expected to occur at the close of business on or about April 12, 2019.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the reorganization, please call (866) 831-7129.

Information Statement/Prospectus

Dated February 13, 2019

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST SECUREFOUNDATION® LIFETIME 2015 FUND

by GREAT-WEST SECUREFOUNDATION® BALANCED FUND

This Information Statement/Prospectus is being furnished to shareholders of Great-West SecureFoundation Lifetime 2015 Fund (the “Target Fund”), a series of Great-West Funds, Inc. (the “Great-West Funds”), a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act). This Information Statement/Prospectus is provided in connection with the reorganization of the Target Fund into Great-West SecureFoundation Balanced Fund (the “Acquiring Fund”), a series of Great-West Funds. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” Upon completion of this reorganization, holders of Investor Class, Service Class, and Class L shares of the Target Fund will receive shares of the corresponding class of the Acquiring Fund, with the same total net asset value as the total net asset value of the Target Fund shares surrendered by such shareholders, in each case as of the close of trading on the closing date of this reorganization. The Board has determined that this reorganization is in the best interests of both the Target Fund and the Acquiring Fund. The address, principal executive office and telephone number of Great-West Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111 and (866) 831-7129.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Information Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Information Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know about this reorganization (in effect, investing in Investor Class, Service Class and Class L shares of the Acquiring Fund) and constitutes an offering of Investor Class, Service Class and Class L shares of common stock, par value $0.10 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THIS REORGANIZATION. YOU ARE NOT ASKED TO RETURN A PROXY OR TO TAKE ANY OTHER ACTION AT THIS TIME.

The following document has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated into this Information Statement/Prospectus by reference and also accompanies this Information Statement/Prospectus:

i.	the Acquiring Fund’s prospectus, dated April 30, 2018, as supplemented through the date of this Information Statement/Prospectus.

The following documents contain additional information about the Funds, have been filed with the SEC and are incorporated into this Information Statement/Prospectus by reference:

i.	the Target Fund’s prospectus, dated April 30, 2018, as supplemented through the date of this Information Statement/Prospectus, only insofar as it relates to the Target Fund;

ii.	the unaudited financial statements contained in the Target Fund’s semi-annual report for the six-month period ended June 29, 2018;

iii.

the audited financial statements as of December 31, 2017, and the report of Deloitte & Touche LLP, an independent registered public accounting firm, are contained in the Funds’ annual reports for the fiscal year ended December 31, 2017;

iv.	the statement of additional information relating to this proposed reorganization, dated February 13, 2019 (the “Reorganization SAI”); and

v.	the Funds’ statement of additional information dated April 30, 2018 (the “SAI”), as supplemented through the date of this Information Statement/Prospectus, only insofar as it relates to the Funds.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (866) 831-7129 or writing the Funds at Great-West Funds, Inc., Attn: Secretary, 8515 East Orchard Road, Greenwood Village, Colorado 80111. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

Great-West Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Great-West Funds (including the registration statement relating to the Acquiring Fund on Form N-14 of which this Information Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

SUMMARY

The following is a summary of the more complete information contained in this Information Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. Once this reorganization is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund. You are receiving this Information Statement/Prospectus because you are invested in the Target Fund through insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, individual retirement accounts or qualified retirement plans (collectively, “Permitted Accounts”).

Shareholders should read the entire Information Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Information Statement/Prospectus, which is incorporated herein by reference. This Information Statement/Prospectus constitutes an offering of Investor Class, Service Class, and Class L shares of the Acquiring Fund only.

Background

The Target Fund and the Acquiring Fund (collectively, the “Funds”) were each launched November 13, 2009. Great-West Capital Management, LLC (“GWCM”) has been the adviser to the Funds since inception. The Funds are managed by an Asset Allocation Committee of GWCM comprised of Jonathan Kreider, Jack Brown, Andrew Corwin and Maria Mendelsberg.

Each of the Funds is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by Great-West Life & Annuity Insurance Company (“GWL&A”) (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.” If an investor purchases shares of the Target Fund or the Acquiring Fund, the investor is required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) ten years prior to the target date of the Target Fund or immediately upon purchase of Acquiring Fund shares, either as a fixed deferred annuity contract, a certificate to a group fixed deferred annuity contract issued by GWL&A, a variable annuity contract issued by GWL&A or Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”), or a rider to a variable annuity contract issued by GWL&A or GWL&A of NY. The Guarantee provides guaranteed income for the life of a designated person(s), provided all conditions are met.

Unlike the Acquiring Fund, the Target Fund is a “target date” fund, which has an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date) and personal objectives (a “Target Date Strategy”).

As the Target Fund approached its target year of 2015 (the presumed retirement year for the investor), it became more conservative as demonstrated by its declining allocation to equities. However, ten years prior to retirement, when the Guarantee began, the asset allocations of the Target Fund remained constant at a level substantially similar to that of the Acquiring Fund. For more details regarding the differences in asset allocations, please see “Investment Strategies” below. GWCM recommended the reorganization because the Target Fund reached the terminal allocation point on its glidepath and passed its target year and the Acquiring Fund has substantially similar investment strategies as those of the Target Fund.

The Target Fund and Acquiring Fund have similar performance; however the Acquiring Fund has performed slightly better due to slightly higher allocations in U.S. small-cap and mid-cap equities and, to a lesser extent, a lower investment advisory fee.

The Acquiring Fund’s investment advisory fee is 0.10% of net assets, which is two (2) basis points less than the Target Fund’s investment advisory fee of 0.12% of net assets. The Target Fund and the Acquiring Fund each have a unitary investment advisory fee, meaning that, under the terms of each Fund’s investment advisory contract with GWCM, GWCM pays the Fund’s operating expenses out of the investment advisory fee. Each share class of the Target Fund and Acquiring Fund has identical 12b-1 fees (0.10% for Service Class and 0.25% for Class L) and shareholder services fees (0.35% for Investor Class, Service Class, and Class L), to the extent applicable. The acquired fund fees and expenses of the Funds are identical across share classes as of December 31, 2017. As a result, shareholders of the Target Fund will pay a lower total expense ratio upon effectiveness of the reorganization. For more details on fees and expenses, please see “Fees and Expenses” below.

The Reorganization

This Information Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by Great-West Funds, on behalf of the Funds, and GWCM (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Investor Class, Service Class, and Class L shares of common stock, par value $0.10 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Investor Class, Service Class, and Class L shares of the Acquiring Fund to the holders of Investor Class, Service Class, and Class L shares of the Target Fund in complete liquidation and termination of the Target Fund. The Board unanimously approved the reorganization and the Agreement at a meeting held on September 18, 2018. Once this reorganization is completed, Target Fund shareholders will become shareholders of the Acquiring Fund.

It is anticipated that the closing of this reorganization (the “Closing”) will occur at the close of business on or about April 12, 2019 (the “Closing Date”), but it may be at a different time as described herein. For a more detailed discussion about this reorganization, please see “The Proposed Reorganization” below.

Reasons for the Proposed Reorganization

The Board believes that this proposed reorganization would be in the best interests of the Target Fund and the Acquiring Fund. For a more detailed discussion of the Board’s considerations regarding the approval of this reorganization, see “The Board’s Approval of the Reorganization” below.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class. The Funds offer four classes of shares: Institutional Class, Investor Class, Service Class, and Class L. Institutional Class has not yet commenced operations for the Target Fund. The corresponding classes of each Fund have the same investment eligibility criteria. Each Fund normally declares and pays dividends from net investment income, if any, semi-annually. For each Fund, any capital gains are normally distributed at least once a year. See “Comparison of the Funds— Purchase and Sale of Fund Shares” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

It is expected that none of the Funds, their respective shareholders or investors who hold shares of the Target Fund through a variable annuity contract or variable life insurance policy will recognize gain or loss for federal income tax purposes as a direct result of this reorganization. For a more detailed discussion of the federal income tax consequences of this reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have substantially similar investment objectives. While the investment objective of both the Target Fund and the Acquiring Fund is to seek long-term capital appreciation and income, the Target Fund does so consistent with its current asset allocation.

Each Fund’s investment objective may be changed without shareholder approval upon providing notice at least 60 days in advance.

Target Fund – Investment Objective	Acquiring Fund – Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.	The Fund seeks long-term capital appreciation and income.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to Investor Class, Service Class, and Class L shares of the Funds, and the pro forma fees and expenses of the combined fund. The pro forma fees and expenses are based on the amounts shown in the table for each Fund. The table below does not describe the Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) fee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If such fees were reflected, the expenses shown would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund	Pro Forma
Management Fees
Investor Class	0.12%	0.10%	0.10%
Service Class	0.12%	0.10%	0.10%
Class L	0.12%	0.10%	0.10%
Distribution and Service (12b-1) Fees
Investor Class	--	--	--
Service Class	0.10%	0.10%	0.10%
Class L	0.25%	0.25%	0.25%
Shareholder Services Expenses
Investor Class	0.35%	0.35%	0.35%
Service Class	0.35%	0.35%	0.35%
Class L	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses
Investor Class	0.18%	0.18%	0.18%
Service Class	0.18%	0.18%	0.18%
Class L	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses
Investor Class	0.65%	0.63%	0.63%
Service Class	0.75%	0.73%	0.73%
Class L	0.90%	0.88%	0.88%
Fee Waiver and Expense Reimbursements[1,2]
Investor Class	0.03%	0.03%	0.03%
Service Class	0.03%	0.03%	0.03%
Class L	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Reimbursements
Investor Class	0.62%	0.60%	0.60%
Service Class	0.72%	0.70%	0.70%
Class L	0.87%	0.85%	0.85%

1 GWCM has contractually agreed to reduce its management fee by 0.35% of the amount such Fund is allocated to a GWL&A Contract. The agreement’s current term ends on April 30, 2019. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.

2 GWCM has contractually agreed to reduce its management fee in an amount at least equal to any compensation (including Rule 12b-1 fees) received from registered open-end management investment companies that are not part of the same “group of investment companies” (within the meaning of Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940) as the Fund (“Unaffiliated Fund(s)”) by GWCM, or an affiliated person of GWCM, in connection with investment by the Fund in the Unaffiliated Fund. The agreement’s current term ends on April 30, 2019.

The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If the Guaranteed Benefit Fee or the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that any expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that a Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class	Target Fund	Acquiring Fund	Combined Fund Pro Forma
1 Year	$63	$61	$61
3 Years	$205	$199	$199
5 Years	$359	$348	$348
10 Years	$808	$783	$783
Service Class
1 Year	$74	$72	$72
3 Years	$237	$230	$230
5 Years	$414	$403	$403
10 Years	$928	$904	$904
Class L
1 Year	$89	$87	$87
3 Years	$284	$278	$278
5 Years	$496	$485	$485
10 Years	$1105	$1082	$1082

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s turnover rate was 16% of the average value of its portfolio. During the most recent fiscal year, the Acquiring Fund’s turnover rate was 9% of the average value of its portfolio.

Investment Strategies

The Target Fund and the Acquiring Fund have similar principal investment strategies, the only difference being attendant to the Target Fund’s Target Date Strategy.

Target Fund - Principal Investment Strategies	Acquiring Fund - Principal Investment Strategies

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors who retired in, or close to, 2015 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement.

Under normal conditions, the Fund will invest 50-70%

Under normal conditions, the Fund will invest 50-70%

of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index.

of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index.

The Underlying Funds and asset classes are identical for both Funds; however, as of the date of this filing, target allocations to each asset class differ between the Funds as follows:

Asset Class	Acquiring Fund	Target Fund
Large Cap	22.00%	21.73%
Mid Cap	12.77%	9.31%
Small Cap	8.86%	5.66%
International	12.77%	14.45%
Emerging Markets	3.60%	4.82%
Bond	35.00%	35.90%
Short Term Bond	5.00%	8.13%

In evaluating this reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal investment risks of investing in the Acquiring Fund are described above in the section entitled “Principal Investment Risks.”

Principal Investment Risks

The Target Fund and Acquiring Fund have the same principal investment risks, except that the Target Fund has one additional principal investment risk attendant to its target date strategy.

The following principal investment risks are identical for both Funds:

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate is the issuer of the Guarantee that you are required to purchase if you invest in the Fund.

Fund-of-Funds Structure Risk

•

Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.
•

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Underlying Funds may invest in derivative instruments such as futures, swaps, and structured securities. Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. There can be no assurance that an Underlying Fund’s use of derivative contracts will work as intended.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk – Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Securities of small and medium size companies have lower trading volume and are less liquid than securities of larger, more established companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

The following principal risk is unique to the Target Fund:

Target Date Fund Risk - Investments in target date funds are subject to the risks of their Underlying Funds. The year in the Fund’s name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.

Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions that cannot be changed without shareholder approval. In addition, each Fund is a non-diversified fund, meaning it is a fund other than a diversified fund. A diversified fund, with respect to 75% of its assets, may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by other investment companies or by the U.S. government, its agencies, instrumentalities or authorities) and may not purchase more than 10% of the outstanding voting securities of any one issuer.

Performance Information

The bar chart and table below provide an indication of the risk of investment in the Funds by showing the performance of the Funds’ Investor Class shares in each full calendar year since inception and by comparing their average annual total return to the performance of a broad-based securities market index, a secondary index, and a Composite Index which has investment characteristics similar to those of each Fund. The returns shown below for the Funds are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Funds’ recurring expenses, but do not include fees and expenses of any Permitted Account or any expenses of the Guarantee Benefit Fee. If those fees and expenses were reflected, the Funds’ performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Acquiring Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.45%
Worst Quarter	September 2011	-9.75%

Acquiring Fund Average Annual Total Returns for the Periods Ended December 31, 2017

	One Year	Five Years	Since Inception
Investor Class	12.94%	8.49%	8.19%*
Service Class	12.84%	8.37%	8.09%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	20.99%	15.67%	14.18%*
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.49%*
Composite Index (reflects no deduction for fees, expenses or taxes)	13.56%	9.11%	8.96%*
Class L	12.64%	8.21%	7.48%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	20.99%	15.67%	13.45%**
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.20%**
Composite Index (reflects no deduction for fees, expenses or taxes)	13.56%	9.11%	8.34%**

The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the Composite Index.

* Since inception on November 13, 2009 ** Since inception on January 31, 2011

Target Fund Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.16%
Worst Quarter	September 2011	-9.29%

Target Fund Average Annual Total Returns for the Periods Ended December 31, 2017

	One Year	Five Years	Since Inception
Investor Class	12.72%	7.82%	7.53%*
Service Class	12.63%	7.72%	7.42%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	20.99%	15.67%	14.18%*
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.49%*
Composite Index (reflects no deduction for fees, expenses or taxes)	13.37%	8.45%	8.40%*
Class L	12.47%	7.57%	6.87%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	20.99%	15.67%	13.45%**
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	3.20%**
Composite Index (reflects no deduction for fees, expenses or taxes)	13.37%	8.45%	7.81%**

The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Bloomberg Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the Composite Index.

*	Since inception on November 13, 2009
**	Since inception on January 31, 2011

Investment Adviser

GWCM, a wholly owned subsidiary of GWLA, serves as investment adviser to each Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2017, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $32.6 billion. GWCM and its affiliates have been providing investment management services since 1969.

The Funds are managed by an Asset Allocation Committee of GWCM comprised of Jonathan Kreider, Jack Brown, Andrew Corwin and Maria Mendelsberg.

Jonathan Kreider, CFA, Portfolio Manager, is the Chairperson of the Asset Allocation Committee. He has managed the Funds since 2014. In addition to the Funds, Mr. Kreider manages the Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, and collective investment trusts managed by GWCM. Mr. Kreider was previously a Management Consulting Associate at JDL Consultants, LLC from 2010-2012, and a Senior Research Analyst at Lipper, Inc. from 2005-2010. Mr. Kreider received a B.S. in finance and an M.B.A. from the University of Colorado.

Jack Brown, CFA, Portfolio Manager, has managed the Funds since 2016. In addition to the Funds, Mr. Brown manages the Great-West Bond Index Fund, a portion of the Great-West Core Strategies: Flexible Bond Fund, Great-West Core Strategies: Short Duration Bond Fund, Great-West Government Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Securities Fund, Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, collective investment trusts managed by GWCM, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Mr. Brown joined GWL&A in 2015 with 20 years of industry experience. Prior to joining GWL&A, Mr. Brown was employed at Oppenheimer Funds in the High Yield Bond Market. Mr. Brown received a B.S. in finance from the Metropolitan State College of Denver and an M.B.A. from the University of Colorado.

Andrew Corwin, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Corwin manages the Great-West Profile Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, and collective investment trusts managed by GWCM. Mr. Corwin was previously an Investment Analyst and Investment Consultant at Strategies, LLC from 2009-2011. Mr. Corwin received a B.S. in business administration with an emphasis in finance as well as a minor in mathematics from the University of Colorado.

Maria Mendelsberg, CFA, Portfolio Manager, has managed the Funds since 2018. In addition to the Funds, Ms. Mendelsberg manages the Great-West Profile Funds, Great-West Lifetime Funds, and other Great-West SecureFoundation Funds and collective investment trusts managed by GWCM. Ms. Mendelsberg was previously a Partner and Investment Principal/Equity Analyst at Cambiar Investors from 1997-2016. Ms. Mendelsberg received a B.A. in Economics and Classics from Brown University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.

Advisory Fees

For its services GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the Target Fund’s and 0.10% of the Acquiring Fund’s average daily net assets.

For both the Acquiring and Target Funds, GWCM is responsible for all fees and expenses incurred in performing the services set forth in the investment advisory agreement and all other fees and expenses, except that each Fund shall pay all distribution and other fees and expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with respect to Service Class and Class L shares, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class, Service Class and Class L shares, and any extraordinary expenses, including litigation costs.

With respect to each Fund invested in a fixed interest contract issued and guaranteed by GWL&A, GWCM has contractually agreed to reduce its management fee by 0.35% of the amount each Fund is allocated to the GWL&A Contract. Additionally, GWCM has contractually agreed to reduce its management fee in an amount at least equal to any compensation (including Rule 12b-1 fees) received from Unaffiliated Fund(s) by GWCM, or an affiliated person of GWCM, in connection with investment by each Fund in the Unaffiliated Fund. Further, GWCM has contractually agreed to reduce its management fee by an amount equal to the difference between the Shareholder Services Fee and any compensation received from Unaffiliated Fund(s) by GWCM, or an affiliated person of GWCM, in connection with each Fund’s investment in the Unaffiliated Fund and the compensation arrangement as of May 1, 2015. Each such agreement’s current term ends on April 30, 2019. Each agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.

Legal Proceedings

GWCM has been named as a defendant in a complaint captioned Obeslo et al. v. Great-West Capital Management, LLC, which was filed in the United States District Court for the District of Colorado on January 29, 2016, and subsequently amended on April 8, 2016 and April 3, 2017 (the “Obeslo Advisory Fee Action”). On August 22, 2016, the Obeslo Advisory Fee Action was consolidated with a separate complaint captioned Duplass, Zwain, Bourgeois, Pfister & Weinstock APLC 401(k) Plan v. Great-West Capital Management, LLC, (the Duplass Action ), which was filed on May 20, 2016 in the United States District Court for the District of Colorado. On April 20, 2017 the Obeslo Advisory Fee Action and the Duplass Action were further consolidated with a separate complaint captioned Obeslo et al. v. Great-West Capital Management, LLC and Great-West Life & Annuity Insurance Company (the “Obeslo Administrative Fee Action”), which was filed in the United States District Court for the District of Colorado on December 23, 2016 (together with the Obeslo Advisory Fee Action and the Duplass Action, the “Consolidated Action”). The Consolidated Action alleges that GWCM and GWL&A, as applicable, breached their fiduciary duties under Section 36(b) of the 1940 Act with respect to their receipt of advisory fees and administrative services fees, as applicable, paid by the Great-West Funds and GWCM, as applicable. The Consolidated Action requests relief in the form of (1) a declaration that GWCM and GWL&A violated Section 36(b) of the 1940 Act, (2) permanently enjoining GWCM and GWL&A from further violating Section 36(b), (3) awarding compensatory damages, including repayment of excessive investment advisory and administrative fees, (4) rescinding the investment advisory agreement between GWCM and the Great-West Funds and the administrative services agreement between GWL&A and the Great-West Funds, and (5) awarding reasonable fees and costs from the Consolidated Action. On September 11, 2018, the District Court granted in part and denied in part GWCM’s Motion to Dismiss. On September 28, 2018, the District Court denied GWCM’s Motion for Summary Judgment. On October 2, 2018, the Plaintiffs filed a Consolidated Fourth Amended Complaint, as ordered by the District Court in connection with its September 11, 2018 ruling on the Motion to Dismiss.

GWCM believes that the Consolidated Action is without merit, and intends to defend itself vigorously against the allegations. GWCM also believes that the Consolidated Action will not have a material adverse effect on the ability of GWCM to perform its obligations under its investment advisory agreement with the Funds or on the ability of GWL&A to perform its obligations under its agreement with the Funds.

Directors and Officers

As of the date of this Information Statement/Prospectus, there are six members of the Board, one of whom is an “interested person” (as that term is defined in the 1940 Act) and five of whom are not interested persons of Great-West Funds or GWCM (the “independent directors”). The names and business addresses of the directors and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Management of Great-West Funds” in the Funds’ SAI, as supplemented, which is incorporated herein by reference.

Purchase and Sale of Fund Shares

Each Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Funds.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s Prospectus entitled “Shareholder Information.”

Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions of each Fund are reinvested in additional shares of such Fund at net asset value.

The Target Fund intends to distribute to its shareholders, prior to the closing of this reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See “The Proposed Reorganization – Material Federal Income Tax Consequences” below.

Federal Income Tax Information

Each Fund qualifies and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, such Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. More information regarding federal income taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including a Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson, visit your financial intermediary’s web site, or consult the variable contract prospectus for more information.

Further Information

Additional information concerning the Acquiring Fund and Target Fund is contained in this Information Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Information Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed reorganization will be governed by the Agreement, which is attached as Appendix B. The Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of this reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Investor Class, Service Class, and Class L shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation and termination of the Target Fund, pro rata, by class, to its shareholders of record all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares of the appropriate class due such shareholders. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund. As a result of the proposed reorganization, each Target Fund Investor Class, Service Class and Class L shareholder will receive a number of Acquiring Fund Investor Class, Service Class and Class L shares equal in net asset value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the net asset value of the Target Fund Investor Class, Service Class and Class L shares, respectively surrendered by such shareholder as of such time.

The consummation of this reorganization is subject to the terms and conditions set forth in the Agreement and the representations and warranties set forth in the Agreement being true. The Agreement may be terminated by the mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the Closing if (i) the Closing has not occurred on or before ten months from the date of the Agreement, unless such date is extended by mutual agreement of the parties, or (ii) the other party materially breaches its obligations under the Agreement or makes a material and intentional misrepresentation in the Agreement or in connection with the Agreement.

The Target Fund will, within a reasonable period of time before the Closing, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, restrictions or strategies. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing. In addition, if it is determined that the portfolios of the Target Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments (e.g., investment objectives, investment policies, and investment restrictions), the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund, such disposition would adversely affect the tax-free nature of this reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the reorganization. For a more detailed discussion of the federal income tax consequences of this reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to be Issued

Shares of Common Stock. The Acquiring Fund offers four classes of shares – Institutional Class, Investor Class, Service Class, and Class L. Only Investor Class, Service, and Class L shares will be issued in this reorganization. Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Acquiring Fund, Investor Class, Service Class, and Class L shareholders are entitled to share pro rata in the net assets belonging to the Acquiring Fund allocable to the Investor Class, Service Class, and Class L available for distribution after satisfaction of outstanding liabilities of the Acquiring Fund allocable to the Investor Class, Service Class, and Class L. Additional classes of shares may be authorized in the future.

Voting Rights of Shareholders. Shareholders of the Acquiring Fund are entitled to one vote for each Acquiring Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of the Acquiring Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).

Pursuant to current interpretations of the 1940 Act, insurance companies that invest in the Acquiring Fund will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of the Acquiring Fund. Shares attributable to the Acquiring Fund held in variable contracts will be voted by insurance company separate accounts based on instructions received from owners of variable contracts. The number of votes that an owner of a variable contract has the right to cast will be determined by applying his/her percentage interest in the Acquiring Fund (held through a variable contract) to the total number of votes attributable to the Acquiring Fund. In determining the number of votes, fractional shares will be recognized. Shares held in the variable contracts for which the Acquiring Fund does not receive instructions and shares owned by GWCM, which provided initial capital to the Acquiring Fund, will be voted in the same proportion as shares for which the Acquiring Fund has received instructions. As a result of such proportionate voting a small number of variable contracts owners may determine the outcome of the shareholder vote(s).

Continuation of Shareholder Accounts and Plans; Share Certificates

The Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are identical.

Service Providers

The Bank of New York Mellon serves as the custodian for the assets of each Fund. DST Systems, Inc. serves as the Funds’ transfer agent and dividend paying agent. Deloitte & Touche LLP serves as the Independent Registered Public Accounting Firm for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares received by the Target Fund to the Target Fund shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as possible thereafter, will constitute “a reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by Target Fund shareholders upon the exchange, pursuant to the reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in this reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the reorganization, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. This distribution may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years are available to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which such gains are recognized.

Shareholders of the Target Fund and investors who hold shares of the Target Fund through a variable contract are not expected to recognize any taxable income, gains or losses for federal income tax purposes as a direct result of the reorganization.

None of the Target Fund’s portfolio is expected to be sold prior to or following the reorganization as a result of any portfolio repositioning. If the Target Fund sells any investments prior to the reorganization, the sale of such investments could result in distributions to shareholders of the Target Fund prior to the reorganization, as described above.    Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Although it is not expected to affect investors who hold shares of the Funds through a Permitted Account, the Acquiring Fund’s ability to use, after the reorganization, the Target Fund’s or the Acquiring Fund’s pre-reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the reorganization and the amount of unrealized capital gains in the Funds at the time of the reorganization.

In addition, shareholders of the Target Fund will receive a proportionate share of any income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of distributions than they would have had the reorganization not occurred. Shareholders of the Acquiring Fund and investors who hold shares of the Acquiring Fund through a variable contract are not expected to recognize any taxable income, gains or losses for federal income tax purposes as a direct result of the reorganization.

This description of material federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with this reorganization include, but are not limited to, legal and auditing fees, as well as the costs of printing and distributing this Information Statement/Prospectus. GWCM will pay all reorganization expenses, which are estimated to be $50,600.

Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund as of June 29, 2018, and the pro forma capitalization of the combined fund as if the reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of June 29, 2018

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Investor Class
Net Assets	$44,032,777	$278,292,301		$322,325,078
Shares Outstanding	3,838,332	20,197,363	(644,906)*	23,390,789
Net Asset Value Per Share	$11.47	$13.78		$13.78
Shares Authorized	30,000,000	50,000,000		50,000,000
Service Class
Net Assets	$30,573,582	$69,578,522		$100,152,104
Shares Outstanding	2,621,652	4,987,770	(430,060)*	7,179,362
Net Asset Value Per Share	$11.66	$13.95		$13.95
Shares Authorized	30,000,000	30,000,000		30,000,000
Class L
Net Assets	$9,611,772	$318,297,750		$327,909,522
Shares Outstanding	940,257	26,142,781	(150,812)*	26,932,226
Net Asset Value Per Share	$10.22	$12.18		$12.18
Shares Authorized	5,000,000	50,000,000		50,000,000
Institutional Class
Net Assets	N/A	$100,414,228		$100,414,228
Shares Outstanding	N/A	9,910,518	N/A	9,910,518
Net Asset Value Per Share	N/A	$10.13		$10.13
Shares Authorized	N/A	20,000,000		20,000,000

*Adjustment to reflect transfer of Target Fund shares into Acquiring Fund shares in connection with this proposed reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of this reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Information Statement/Prospectus and the Reorganization SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports, which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectuses and Statement of Additional Information for the Target Fund and Acquiring Fund is Registration No. 2-75503. Such Prospectuses and Statement of Additional Information relating to the Funds are incorporated herein by reference, insofar as they relate to the Funds.

Financial Highlights

The financial highlights of the Target Fund and Acquiring Fund for each of the five years ended December 31 have been derived from financial statements audited by Deloitte & Touche LLP, the Target Fund and Acquiring Fund’s independent registered public accounting firm. The financial highlights of the Target Fund and Acquiring Fund for the six month period ended June 29, 2018 are unaudited.

GREAT-WEST FUNDS, INC.

GREAT-WEST SECUREFOUNDATION BALANCED FUND

Financial Highlights

Selected data for a share of capital stock of the Acquiring Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)(d)
Investor Class
06/29/2018 (Unaudited)	$13.77	0.10	-	0.10	(0.09)	-	(0.09)	$13.78	0.70%(e)
12/31/2017	$12.69	0.29	1.34	1.63	(0.26)	(0.29)	(0.55)	$13.77	12.94%
12/31/2016	$12.14	0.28	0.77	1.05	(0.24)	(0.26)	(0.50)	$12.69	8.73%
12/31/2015	$12.76	0.27	(0.35)	(0.08)	(0.22)	(0.32)	(0.54)	$12.14	(0.66%)
12/31/2014	$12.53	0.27	0.50	0.77	(0.21)	(0.33)	(0.54)	$12.76	6.13%
12/31/2013	$11.24	0.24	1.55	1.79	(0.20)	(0.30)	(0.50)	$12.53	16.09%
Service Class
06/29/2018 (Unaudited)	$13.94	0.09	-	0.09	(0.08)	-	(0.08)	$13.95	0.64%(e)
12/31/2017	$12.83	0.27	1.36	1.63	(0.23)	(0.29)	(0.52)	$13.94	12.84%
12/31/2016	$12.26	0.25	0.79	1.04	(0.21)	(0.26)	(0.47)	$12.83	8.60%
12/31/2015	$12.86	0.21	(0.30)	(0.09)	(0.19)	(0.32)	(0.51)	$12.26	(0.73%)
12/31/2014	$12.62	0.21	0.55	0.76	(0.19)	(0.33)	(0.52)	$12.86	6.00%
12/31/2013	$11.32	0.23	1.56	1.79	(0.19)	(0.30)	(0.49)	$12.62	15.93%
Class L
06/29/2018 (Unaudited)	$12.18	0.08	-	0.08	(0.08)	-	(0.08)	$12.18	0.64%(e)
12/31/2017	$11.29	0.25	1.16	1.41	(0.23)	(0.29)	(0.52)	$12.18	12.64%
12/31/2016	$10.88	0.28	0.62	0.90	(0.23)	(0.26)	(0.49)	$11.29	8.36%
12/31/2015	$11.50	0.25	(0.35)	(0.10)	(0.20)	(0.32)	(0.52)	$10.88	(0.87%)
12/31/2014	$11.33	0.18	0.49	0.67	(0.17)	(0.33)	(0.50)	$11.50	5.92%
12/31/2013	$10.21	0.22	1.38	1.60	(0.18)	(0.30)	(0.48)	$11.33	15.80%
Institutional Class
06/29/2018 (Unaudited)	$10.15	0.10	(0.01)	0.09	(0.11)	-	(0.11)	$10.13	0.90%(e)
12/31/2017	$9.52	0.27	0.98	1.25	(0.33)	(0.29)	(0.62)	$10.15	13.27%
12/31/2016	$9.25	0.34	0.48	0.82	(0.29)	(0.26)	(0.55)	$9.52	9.08%
12/31/2015(f)	$10.00	0.23	(0.52)	(0.29)	(0.26)	(0.20)	(0.46)	$9.25	(3.00%)(e)

See Notes to Financial Statements.

Semi-Annual Report - June 29, 2018

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable) (g)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable) (g)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable) (g)	Portfolio turnover rate(h)
Supplemental Data and Ratios
Investor Class
06/29/2018 (Unaudited)	$278,292	0.45%(i)	0.43%(i)	1.41%(i)	11%(e)
12/31/2017	$284,473	0.45%	0.42%	2.19%	9%
12/31/2016	$226,067	0.45%	0.43%	2.25%	11%
12/31/2015	$140,210	0.36%	0.34%	2.08%	13%(j)
12/31/2014	$70,113	0.10%	0.10%	2.09%	13%
12/31/2013	$31,438	0.10%	0.10%	1.98%	26%
Service Class
06/29/2018 (Unaudited)	$69,579	0.55%(i)	0.53%(i)	1.32%(i)	11%(e)
12/31/2017	$72,766	0.55%	0.52%	2.02%	9%
12/31/2016	$68,347	0.55%	0.53%	2.00%	11%
12/31/2015	$55,585	0.43%	0.41%	1.63%	13%(j)
12/31/2014	$60,352	0.20%	0.20%	1.63%	13%
12/31/2013	$46,948	0.20%	0.20%	1.89%	26%
Class L
06/29/2018 (Unaudited)	$318,298	0.70%(i)	0.67%(i)	1.28%(i)	11%(e)
12/31/2017	$270,098	0.70%	0.68%	2.07%	9%
12/31/2016	$171,966	0.70%	0.68%	2.50%	11%
12/31/2015	$62,597	0.63%	0.61%	2.16%	13%(j)
12/31/2014	$19,240	0.35%	0.35%	1.55%	13%
12/31/2013	$12,311	0.35%	0.35%	1.96%	26%
Institutional Class
06/29/2018 (Unaudited)	$100,414	0.10%(i)	0.08%(i)	1.97%(i)	11%(e)
12/31/2017	$73,172	0.10%	0.08%	2.65%	9%
12/31/2016	$40,692	0.10%	0.08%	3.54%	11%
12/31/2015(f)	$1,493	0.10%(i)	0.07%(i)	3.50%(i)	13%(j)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, returns would be lower.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was May 1, 2015.
(g)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.

(h)	Portfolio turnover is calculated at the Fund level.

(i)	Annualized.
(j)	Portfolio turnover calculation excludes transfers in affiliated underlying investments from Initial Class to Institutional Class shares that occurred May 1, 2015.

See Notes to Financial Statements.

Semi-Annual Report - June 29, 2018

GREAT-WEST FUNDS, INC.

GREAT-WEST SECUREFOUNDATION LIFETIME 2015 FUND

Financial Highlights

Selected data for a share of capital stock of the Target Fund throughout the periods indicated.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)(d)
Investor Class
06/29/2018 (Unaudited)	$11.55	0.08	(0.08)	0.00	(0.08)	-	(0.08)	$11.47	(0.01%)(e)
12/31/2017	$10.78	0.24	1.12	1.36	(0.24)	(0.35)	(0.59)	$11.55	12.72%
12/31/2016	$10.62	0.23	0.55	0.78	(0.23)	(0.39)	(0.62)	$10.78	7.38%
12/31/2015	$11.45	0.20	(0.26)	(0.06)	(0.20)	(0.57)	(0.77)	$10.62	(0.57%)
12/31/2014	$11.59	0.28	0.38	0.66	(0.20)	(0.60)	(0.80)	$11.45	5.76%
12/31/2013	$10.67	0.21	1.32	1.53	(0.20)	(0.41)	(0.61)	$11.59	14.50%
Service Class
06/29/2018 (Unaudited)	$11.74	0.07	(0.08)	(0.01)	(0.07)	-	(0.07)	$11.66	(0.05%)(e)
12/31/2017	$10.93	0.20	1.17	1.37	(0.21)	(0.35)	(0.56)	$11.74	12.63%
12/31/2016	$10.75	0.20	0.57	0.77	(0.20)	(0.39)	(0.59)	$10.93	7.26%
12/31/2015	$11.57	0.19	(0.26)	(0.07)	(0.18)	(0.57)	(0.75)	$10.75	(0.64%)
12/31/2014	$11.69	0.18	0.48	0.66	(0.18)	(0.60)	(0.78)	$11.57	5.66%
12/31/2013	$10.75	0.18	1.35	1.53	(0.18)	(0.41)	(0.59)	$11.69	14.37%
Class L
06/29/2018 (Unaudited)	$10.31	0.06	(0.08)	(0.02)	(0.07)	-	(0.07)	$10.22	(0.19%)(e)
12/31/2017	$9.67	0.18	1.01	1.19	(0.20)	(0.35)	(0.55)	$10.31	12.47%
12/31/2016	$9.58	0.17	0.51	0.68	(0.20)	(0.39)	(0.59)	$9.67	7.14%
12/31/2015	$10.41	0.20	(0.27)	(0.07)	(0.19)	(0.57)	(0.76)	$9.58	(0.76%)
12/31/2014	$10.60	0.17	0.41	0.58	(0.17)	(0.60)	(0.77)	$10.41	5.48%
12/31/2013	$9.80	0.17	1.21	1.38	(0.17)	(0.41)	(0.58)	$10.60	14.21%

See Notes to Financial Statements.

Semi-Annual Report - June 29, 2018

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable) (f)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable) (f)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable) (f)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
06/29/2018 (Unaudited)	$44,033	0.47%(h)	0.44%(h)	1.31%(h)	6%(e)
12/31/2017	$57,671	0.47%	0.44%	2.07%	16%
12/31/2016	$53,202	0.47%	0.45%	2.08%	28%
12/31/2015	$25,854	0.35%	0.33%	1.73%	23%(i)
12/31/2014	$27,038	0.12%	0.12%	2.40%	29%
12/31/2013	$ 7,399	0.12%	0.12%	1.82%	31%
Service Class
06/29/2018 (Unaudited)	$30,574	0.57%(h)	0.54%(h)	1.25%(h)	6%(e)
12/31/2017	$33,770	0.57%	0.54%	1.77%	16%
12/31/2016	$40,897	0.57%	0.54%	1.82%	28%
12/31/2015	$40,833	0.45%	0.43%	1.61%	23%(i)
12/31/2014	$45,334	0.22%	0.22%	1.52%	29%
12/31/2013	$49,846	0.22%	0.22%	1.55%	31%
Class L
06/29/2018 (Unaudited)	$ 9,612	0.72%(h)	0.69%(h)	1.13%(h)	6%(e)
12/31/2017	$ 9,803	0.72%	0.69%	1.75%	16%
12/31/2016	$ 9,770	0.72%	0.70%	1.74%	28%
12/31/2015	$ 9,113	0.62%	0.60%	1.90%	23%(i)
12/31/2014	$ 5,108	0.37%	0.37%	1.57%	29%
12/31/2013	$ 3,467	0.37%	0.37%	1.60%	31%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Total return does not include the fee of the Guaranteed Lifetime Withdrawal Benefit. If the fee was included, returns would be lower.
(e)	Not annualized for periods less than one full year.
(f)	Expense ratio and income ratio do not include expenses of the underlying investments in which the Fund invests.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
(i)	Portfolio turnover calculation excludes transfers in affiliated underlying investments from Initial Class to Institutional Class shares that occurred May 1, 2015.

See Notes to Financial Statements.

Semi-Annual Report – June 29, 2018

THE BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board of Directors (the “Board”) of Great-West Funds, Inc. determined that the reorganization of the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund, and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the reorganization. As such, the Board has approved the reorganization.

In preparation for the in-person meeting of the Board held on September 18, 2018, at which the reorganization was considered, GWCM, investment adviser to the Funds, provided the Board with information for the meeting regarding the proposed reorganization, including the rationale therefor and alternatives considered. GWCM recommended the reorganization because the Target Fund reached the terminal allocation point on its glidepath and passed its target year and the Target Fund has substantially similar investment strategies as those of the Acquiring Fund.

Prior to approving the reorganization, the independent directors reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In approving the reorganization, the Board considered a number of factors in reaching its determination, including the following:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and principal investment risks;
•	the investment performance and portfolio managers of the Funds;
•	the relative fees and expense ratios of the Funds;
•	the anticipated federal income tax-free nature of the reorganization;
•	the expected costs of the reorganization and the fact that the Funds would not bear any of such costs;
•	the terms of the reorganization and whether the reorganization would dilute the interests of shareholders of the Funds;
•	the effect of the reorganization on shareholder rights;
•	alternatives to the reorganization; and
•	any potential benefits to GWCM and its affiliates as a result of the reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board noted that the Funds have substantially similar investment objectives, investment strategies and risks. In particular, the Board noted that both Funds are funds-of-funds that pursue their investment objectives by investing in other mutual funds and a fixed income contract issued and guaranteed by GWL&A. The Board further noted that the Underlying Funds and asset classes are identical for each Fund although the target allocations for each Fund differ.

Investment Performance and Portfolio Management

The Board considered the investment performance of the Funds for the one-year, three-year and five-year periods ended June 29, 2018. The Board noted that the Acquiring Fund outperformed the Target Fund for each such period. The Board also considered that the Funds have the same portfolio managers.

Fees and Expense Ratios

The Board considered the fees and expense ratios of the Funds and the impact of expense caps. The Board noted that the Acquiring Fund’s expenses are lower than the Target Fund’s expenses. The Board considered that the Acquiring Fund has a lower management fee than the Target Fund. As a result, the Board concluded that shareholders of the Target Fund will pay a lower total expense ratio upon effectiveness of the reorganization.

Federal Income Tax Consequences of the Reorganization

The Board considered the tax implications of the reorganization. The Board noted that the reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes.

Costs of the Reorganization

The Board considered that GWCM will bear all the expenses incurred in connection with the reorganization.

Dilution

The terms of the reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, shareholders of the Target Fund will receive the same class of shares in the Acquiring Fund, equal in total value to the total value of the shares of the Target Fund surrendered.

Effect on Shareholder Rights

The Board noted that the shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same shareholder services fees. The Board also considered that both Funds are a series of Great-West Funds and, as such, the rights of the Target Fund shareholders are the same as the rights of the Acquiring Fund shareholders. The Board also considered that shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

As an alternative, the Board considered liquidating the Target Fund; however, liquidation would require that GWL&A obtain a substitution order from the SEC under Section 26(c) of the 1940 Act in order to move the assets from one fund to another within an insurance company separate account, which is a lengthy process.

Potential Benefits to GWCM and its Affiliates

The Board recognized that the reorganization may result in some potential benefits and economies for GWCM and its affiliates. These may include, for example, costs savings as a result of the elimination of the Target Fund as a fund in Great-West Funds’ complex.

Conclusion

The Board, including the Independent Directors, approved the reorganization, concluding that the reorganization is in the best interests of the Target Fund, and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the reorganization. The Board, including the Independent Directors, also concluded that the reorganization is in the best interests of the Acquiring Fund, and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the reorganization. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the reorganization.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

At the close of business on June 29, 2018, there were 3,838,332 Investor Class, 2,621,652 Service Class, and 940,257 Class L shares of the Target Fund outstanding. As of June 29, 2018, the directors and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of the Investor Class shares of the Target Fund.

At the close of business on June 29, 2018, there were 20,197,363 Investor Class, 4,987,770 Service Class, and 26,142,781 Class L shares of the Acquiring Fund outstanding. As of June 29, 2018, the directors and officers of the

Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of the Investor Class shares of the Acquiring Fund.

Beneficial Ownership

The following tables set forth the percentage of ownership of each person who, as of October 1, 2018, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the Acquiring Fund that would have been owned by such parties if the reorganization had occurred on October 1, 2018. These amounts may differ on the Closing Date.

Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting. The votes of the shareholders of the Target Fund are not being solicited since their approval or consent is not necessary for the reorganization to take place.

Target Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Great-West SecureFoundation® Lifetime 2015 Fund Investor Class	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927	25.53%	2.59%
	Government of Guam Deferred Compensation Plan	424 Route 8, Maite, GU, 96927	6.31%	0.69%
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130	6.63%	1.84%
	OBGYN Specialists of the Palm Beachs Inc 401K	770 Northpoint Parkway, West Palm Beach, FL, 33407	5.02%	1.68%
Great-West SecureFoundation® Lifetime 2015 Fund Service Class	Mini Pharmacy Enterprises, Inc.	1916 Malcolm Ave, Los Angeles, CA, 90025	6.24%	2.09%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	11.69%	2.76%
Great-West SecureFoundation® Lifetime 2015 Fund Class L	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	13.12%	7.16%

Acquiring Fund
Class	Name of Owner	Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After this Reorganization
Great-West SecureFoundation Balanced Fund Investor Class	GWLA Schwab OneSource Choice Variable Annuity	8515 E. Orchard Road, Greenwood Village, CO 80111	18.78%	18.48%
Great-West SecureFoundation Balanced Fund Class L	Great West Ira Advantage	8595 Explorer Drive, Colorado Springs, CO 80920	6.49%	7.16%
	GWLA Variable Annuity 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	35.17%	33.88%
Great-West SecureFoundation® Balanced Fund Institutional Class	GWLA Variable Annuity 8 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.37%	6.69%

APPENDIX A - DESCRIPTION OF COMPOSITE INDEXES

Each Fund compares its returns to a Composite Index. The Composite Index is derived by applying each Fund’s target asset allocation among the asset classes over time to the results of the following indexes:

•	the S&P 500® Index (large blend) (Fund inception to present);
•	the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);
•	the S&P SmallCap 600® Index (small blend) (Fund inception to present);
•	the MSCI EAFE® Index (international large blend) (Fund inception to present);
•	the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present);
•	the Bloomberg Barclays U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present); and
•	the Bloomberg Barclays Credit 1-3 Year Bond Index (short term bond) (Fund inception to present).

Over time, the Composite Indexes will change with each Fund’s target asset allocation. When the Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2017, the MSCI EAFE® Index consisted of 21 developed market country indices.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

The Bloomberg Barclays Credit 1-3 Year Bond Index is a subset of the Bloomberg Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

A-1

APPENDIX B - AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this ___ day of ____________, _____, by and among Great-West Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of Great-West SecureFoundation Balanced Fund, a separate series of the Corporation (the “Acquiring Fund”), and Great-West SecureFoundation Lifetime 2015 Fund, a separate series of the Corporation (the “Acquired Fund,” together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), and Great-West Capital Management, LLC (“GWCM”), investment adviser for the Funds (for purposes of sections 8.3 and 10.2 of this Agreement only). The principal place of business of the Corporation is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class, Service Class, and Class L voting shares of common stock, $0.10 par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.        Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1        Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Investor Class, Service Class, and Class L Acquiring Fund Shares determined with respect to each class of shares by dividing the value of the Acquired Fund’s assets net of any liabilities with respect to such class of shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2        The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets as of the time of the Closing, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund to be prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay dividends and other distributions, for the purpose of distributing all or substantially all of the Acquired Fund’s income and gains so as to avoid the imposition of income or excise taxes).

1.3        Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, including but not limited to ant deferred compensation payable by the Acquired Fund to the Corporation’s directors

1.4        The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing.

1.5        Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s Investor Class, Service Class, and Class L shareholders of record (the “Acquired Fund Shareholders”), determined as of the time of such distribution, on a pro rata basis, the corresponding class of the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished with respect to the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value as of the Valuation Time (as defined in section 2.1) of Investor Class, Service Class, and Class L Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, shall be equal to the aggregate net asset value of the corresponding class of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6        Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectus and statement of additional information.

1.7        Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8        All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

2.        Valuation

2.1        The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the “NYSE”) on the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions, using the valuation procedures set forth in the Corporation’s Articles of Amendment and Restatement, as amended, the Acquiring Fund’s most recently effective prospectus and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund.

2.2        The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3        All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.        Closing and Closing Date

3.1        The Closing of the transactions contemplated by this Agreement shall occur on April 12, 2019, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2        The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund at the Closing a schedule of the Assets.

3.3        The Bank of New York Mellon, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to The Bank of New York Mellon, also the custodian for the Acquiring Fund, prior to or at the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund by wire transfer of federal funds as of the Closing.

3.4        DST Systems, Inc., as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Investor Class, Service Class, and/or Class L Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5        In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Corporation (the “Board”), accurate appraisal of the value of the net assets or shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.        Representations and Warranties

4.1        The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquired Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2017, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquired Fund at and for the six months ended June 29, 2018, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since June 29, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the

Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain after reduction for any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(j)        For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquired Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquired Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DST Systems, Inc., as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares.

(l)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and all material documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(o)        The most recently effective prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p)        The Acquired Fund shares have been duly established and designated by the Board.

4.2        The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)        The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws.

(d)        The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement or Amended and Restated By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

(e)        No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2017, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquiring Fund at and for the six months ended June 29, 2018, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of the respective date in accordance with GAAP and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(g)        Since June 29, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(j)        For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Acquiring Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)        All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

(l)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing have been duly authorized and, when so issued and delivered, will be legally and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(m)        At the Closing, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing.

(n)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action on the part of the Board (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)        The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including but not limited to FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)        The most recently effective prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(q)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing.

(r)        The Acquiring Fund Shares have been duly established and designated by the Board.

5.        Covenants of the Acquiring Fund and the Acquired Fund

The Corporation on behalf of each Fund covenants as follows:

5.1        The Acquiring Fund and the Acquired Fund, each covenants to operate its business in the ordinary course from the date hereof through the Closing except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio, as set forth in section 5.13, in order that at the Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will be consistent with the implementation of the Acquiring Fund’s investment objective, policies, strategies and restrictions on the Closing Date, a written description of which has been delivered to the Acquired Fund.

5.2        Upon reasonable notice, the Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3        The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4        The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5        Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6        The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7        The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s operations after the Closing and to consummate the transactions contemplated herein; provided, however, that the Corporation may take such actions it reasonably deems advisable after the Closing as circumstances change.

5.8        The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.9        Immediately after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated under applicable law.

5.10        The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11        The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Corporation, the Acquiring Fund or the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.3.

5.12        At or immediately prior to the Valuation Time, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders at least (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years.

5.13        The Acquiring Fund agrees to identify in writing prior to the Closing any assets of the Acquired Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund’s investment objective, policies, restrictions or strategies on the Closing Date, and the Acquired Fund agrees to dispose of such assets prior to the Closing. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase so that, immediately after the Closing, the Acquiring Fund’s portfolio will be consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies on the Closing Date, and the Acquired Fund agrees to purchase prior to the Closing such assets (to the extent consistent with the Acquired Fund’s investment objective, policies, restrictions or strategies). Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

5.14        The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include an information statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the information statement and related materials, for inclusion therein.

6.        Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Corporation, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions:

6.1        All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2        The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3        The Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund at or before the Closing.

7.        Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following further conditions:

7.1        All representations and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made at and as of the Closing; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing, certified by the Treasurer or an Assistant Treasurer of the Corporation.

7.3        The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Corporation’s President, Treasurer, an Assistant Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made in this Agreement are true and correct as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4        The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund at or before the Closing.

8.        Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

The obligations under this Agreement of the Acquired Fund and the Acquiring Fund shall be subject to the fulfillment or waiver of the following conditions:

8.1        At the Closing, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either Fund hereto may for itself waive any of such conditions.

8.3        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund immediately followed by the pro rata, by class, distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund and the termination of the Acquired Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution

(whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Acquired Fund, the Acquiring Fund, and GWCM or its affiliates will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.3.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.        Reserved

10.      Fees and Expenses

10.1        The Corporation, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that it has no obligations to pay any brokers or finder’s fees in connection with the transactions provided for herein.

10.2        GWCM will pay all expenses incurred by each of the Acquired Fund and the Acquiring Fund in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of supplements to the Corporation’s Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; and (f) other related administrative or operational costs. GWCM will also bear any transaction costs incurred through the sale and purchase of assets pursuant to section 5.13. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

11.      Entire Agreement

The parties agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

12.      Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by any party if the Closing shall not have occurred on or before ten months from the date of this Agreement, unless such date is extended by mutual agreement of the parties, or (iii) by any party if another party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or the Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Corporation, on behalf of the Acquiring Fund and the Acquired Fund, as specifically authorized by the Board of Directors of the Corporation.

14.      Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or the Acquiring Fund, 8515 East Orchard Road, 2T2, Greenwood Village, Colorado 80111, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.      Headings; Counterparts; Assignment; Limitation of Liability

15.1        The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4        Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5        This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	GREAT-WEST FUNDS, INC., on behalf of Great-West SecureFoundation Balanced Fund

Secretary	By: Mary C. Maiers Its: Chief Financial Officer & Treasurer

Attest:	GREAT-WEST FUNDS, INC., on behalf of Great-West SecureFoundation Lifetime 2015 Fund

Secretary	By: Mary C. Maiers Its: Chief Financial Officer & Treasurer
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTIONS 8.3 AND 10.2 HERETO GREAT-WEST CAPITAL MANAGEMENT, LLC

By: Scott C. Sipple Its: President & CEO

By: Kelly New Its: Assistant Treasurer

STATEMENT OF ADDITIONAL INFORMATION

GREAT-WEST FUNDS, INC.

GREAT-WEST SECUREFOUNDATION BALANCED FUND

Relating to the Acquisition of the Assets and Liabilities of

GREAT-WEST SECUREFOUNDATION LIFETIME 2015 FUND

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(866) 831-7129

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Information Statement/Prospectus dated February 13, 2019 relating to this reorganization (the “Reorganization”) of the Great-West SecureFoundation Lifetime 2015 Fund (the “Target Fund”) into Great-West SecureFoundation Balanced Fund (the “Acquiring Fund”; the Target Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Information Statement/Prospectus. Copies of the Information Statement/Prospectus may be obtained at no charge by writing to Great-West Funds at the address or phone number shown above or by calling (866) 831-7129. Capitalized terms used herein that are not defined have the same meaning as in the Information Statement/Prospectus.

Further information about the Funds is contained in the Funds’ Statement of Additional Information, dated April 30, 2018, as supplemented through the date of this SAI, and is incorporated herein by reference only insofar as it relates to the Target Fund and the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on June 29, 2018.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring and Target Fund are contained in the Acquiring and Target Fund’s Annual Reports for the fiscal year ended December 31, 2017. The unaudited financial statements for the Acquiring and Target Fund are contained in the Acquiring and Target Fund’s Semi-Annual Reports for the six month period ended June 29, 2018.

The date of this Statement of Additional Information is February 13, 2019.

1

Appendix A

Pro Forma Financial Information

(Unaudited)

GREAT-WEST FUNDS, INC.

Great-West SecureFoundation Balanced Fund Pro Forma

Schedule of Investments*

As of June 29, 2018

		Great-West SecureFoundation Lifetime 2015 Fund (Target Portfolio)		Great-West SecureFoundation Balanced Fund (Acquiring Portfolio)(a)		Pro Forma Combined
	% OF NET ASSETS	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)	SHARES	FAIR VALUE ($)

BOND MUTUAL FUNDS	35.48%

Great-West Bond Index Fund Institutional Class		3,365,194	31,834,735	28,548,830	270,071,934	31,914,024	301,906,669

			$31,834,735		$270,071,934		$301,906,669

EQUITY MUTUAL FUNDS	59.38%

Great-West International Index Fund Institutional Class		1,195,511	12,182,259	9,619,268	98,020,343	10,814,779	110,202,602
Great-West S&P 500 (R) Fund Institutional Class		1,609,553	18,220,144	14,866,767	168,291,801	16,476,320	186,511,945
Great-West S&P Mid Cap 400 (R) Fund Institutional Class		755,178	7,755,673	9,473,252	97,290,301	10,228,430	105,045,974
Great-West S&P Small Cap 600 (R) Fund Institutional Class		446,067	4,679,242	6,405,126	67,189,768	6,851,193	71,869,010
Northern Emerging Markets Equity Index Fund		337,172	4,029,203	2,304,374	27,537,267	2,641,546	31,566,470

			$46,866,521		$458,329,480		$505,196,001

		ACCOUNT BALANCE		ACCOUNT BALANCE		ACCOUNT BALANCE
FIXED INTEREST CONTRACT	5.18%

Great-West Life & Annuity Contract		5,550,598	5,550,598	38,479,679	38,479,679	44,030,277	44,030,277

TOTAL INVESTMENTS	100.04%		$84,251,854		$766,881,093		$851,132,947

OTHER ASSETS & LIABILITIES, NET	-0.04%		$(33,723)		$(298,292)		$(332,015)

TOTAL NET ASSETS	100.00%		$84,218,131		$766,582,801		$850,800,932

TOTAL COST			$78,664,030		$738,520,012		$817,184,042

* No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consummation of the merger, securities would not need to be sold in order for the Great-West SecureFoundation Balanced Fund (Acquiring Fund) to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund’s business and operations.

(a) Upon consummation of the merger, the Great-West SecureFoundation Balanced Fund will be the accounting survivor.

2

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of June 29, 2018

		Great-West SecureFoundation Lifetime 2015 Fund (Target Portfolio)	Great-West SecureFoundation Balanced Fund (Acquiring Portfolio)		Pro Forma Adjustments		Pro Forma Great- West SecureFoundation Balanced Fund

ASSETS:
Investments at fair value, affiliated(a)		$80,222,651	$739,343,826	$			$819,566,477
Investments at fair value, unaffiliated(b)		4,029,203	27,537,267				31,566,470
Subscriptions receivable		28,181	1,178,599				1,206,780
Receivable for investments sold		12,320	816,547				828,867

Total Assets		84,292,355	768,876,239		0		853,168,594

LIABILITIES:
Payable for distribution fees		4,248	65,999				70,247
Payable for investments purchased		2,645	976,340				978,985
Payable for shareholder services fees		23,653	186,254				209,907
Payable to investment adviser		5,822	46,039				51,861
Redemptions payable		37,856	1,018,806				1,056,662

Total Liabilities		74,224	2,293,438		0		2,367,662

NET ASSETS		$84,218,131	$766,582,801		$0		$850,800,932

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value		$740,024	$6,123,843	$			$6,863,867
Paid-in capital in excess of par		74,016,604	707,087,212				781,103,816
Net unrealized appreciation		5,587,824	28,361,081				33,948,905
Undistributed (Overdistributed) net investment income		0	(62,198)				(62,198)
Accumulated net realized gain		3,873,679	25,072,863				28,946,542

NET ASSETS		$84,218,131	$766,582,801		$0		$850,800,932

NET ASSETS BY CLASS
Investor Class		$44,032,777	$278,292,301		$0		$322,325,078

Service Class		$30,573,582	$69,578,522		$0		$100,152,104

Class L		$9,611,772	$318,297,750		$0		$327,909,522

Institutional Class	$	N/A	$100,414,228		$0		$100,414,228

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class		$11.47	$13.78		$0.00		$13.78

Service Class		$11.66	$13.95		$0.00		$13.95

Class L		$10.22	$12.18		$0.00		$12.18

Institutional Class	$	N/A	$10.13		$0.00		$10.13

CAPITAL STOCK:
Authorized
Investor Class		30,000,000	50,000,000		0		50,000,000
Service Class		30,000,000	30,000,000		0		30,000,000
Class L		5,000,000	50,000,000		0		50,000,000
Institutional Class		N/A	20,000,000		0		20,000,000
Issued and Outstanding
Investor Class		3,838,332	20,197,363		(644,906)	(c)	23,390,789
Service Class		2,621,652	4,987,770		(430,060)	(c)	7,179,362
Class L		940,257	26,142,781		(150,812)	(c)	26,932,226
Institutional Class		N/A	9,910,518		N/A		9,910,518

(a) Cost of investments, affiliated		$75,196,087	$713,665,081		$0		$788,861,168
(b) Cost of investments, unaffiliated		$3,467,943	$24,854,931		$0		$28,322,874

(c)	Adjustment to reflect the transfer of Great-West SecureFoundation Lifetime 2015 Fund shares into Great-West SecureFoundation Balanced Fund shares in connection with the proposed reorganization.

GREAT-WEST FUNDS, INC.

Statement of Operations

For the 12 months ended June 29, 2018

	Great-West SecureFoundation Lifetime 2015 Fund (Target Portfolio)	Great-West SecureFoundation Balanced Fund (Acquiring Portfolio)		Pro Forma Adjustments		Pro Forma Great- West SecureFoundation Balanced Fund

INVESTMENT INCOME:
Interest, affiliated	$89,194	$517,625	$			$606,819
Dividends, affiliated	2,223,904	17,134,230				19,358,134
Dividends, unaffiliated	86,623	365,486				452,109

Total Income	2,399,721	18,017,341		0		20,417,062

EXPENSES:
Management fees	114,088	695,954		(19,002	)(a)	791,040
Shareholder services fees - Investor Class	178,292	970,436				1,148,728
Shareholder services fees - Service Class	119,916	249,021				368,937
Shareholder services fees - Class L	34,545	942,431				976,976
Distribution fees – Service Class	34,072	70,770				104,842
Distribution fees – Class L	24,539	669,744				694,283

Total Expenses	505,452	3,598,356		(19,002)		4,084,806

Less management fees waived	31,014	167,631				198,645

Net Expenses	474,438	3,430,725		(19,002)		3,886,161

NET INVESTMENT INCOME	1,925,283	14,586,616		19,002		16,530,901

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments, affiliated	2,590,530	10,499,171				13,089,701
Net realized gain on investments, unaffiliated	773,548	754,013				1,527,561
Realized gain distributions received, affiliated	2,248,382	19,491,284				21,739,666

Net Realized Gain	5,612,460	30,744,468		0		36,356,928

Net change in unrealized appreciation on investments, affiliated	(815,053)	1,018,595				203,542
Net change in unrealized appreciation on investments, unaffiliated	(378,808)	4,495				(374,313)

Net Change in Unrealized Appreciation	(1,193,861)	1,023,090		0		(170,771)

Net Realized and Unrealized Gain	4,418,599	31,767,558		0		36,186,157

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,343,882	$46,354,174		$19,002		$52,717,058

(a)	Adjustment to reflect decreased management fees for the Target Fund as a result of the merger.

GREAT-WEST FUNDS, INC.

Notes to Pro Forma Financial Statements (Unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Great-West SecureFoundation Lifetime 2015 Fund (the “Target Fund”) into the Great-West SecureFoundation Balanced Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are each registered under the Investment Company Act of 1940 (the 1940 Act) as open-end management investment company. The investment objective of the Acquiring Fund is to seek long-term capital appreciation and income. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund as of June 29, 2018.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Combined Fund” or the “Fund”) will be accounted for as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders will not recognize gains or losses for federal income tax purposes as a result of the reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Schedule of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund as if the reorganization occurred on June 29, 2018. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Combined Fund for the period from July 1, 2017 through June 29, 2018 (the “Reporting Period”) as if the reorganization occurred on July 1, 2017.

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of GWL&A. As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.10% of the Fund’s average daily net assets of the Fund. The management fee encompasses fund operation expenses except for shareholder services fees and distribution fees. The Fund will also bear the indirect expense of the underlying investments. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. The Adviser has contractually agreed to reduce its management fee by 0.35% of the amount the Fund has allocated to the GWL&A Contract, and to reduce its management fee in an amount at least equal to any compensation (including Rule 12b-1 fees) received from unaffiliated underlying funds, and to reduce its management fee by an amount equal to the difference between the shareholder services fees charged by GWL&A and any compensation received from unaffiliated underlying funds. The amount waived, if any, is reflected in the Pro Forma Statement of Operations.

Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class, Service Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Service Class and Class L shares and for providing or arranging for the provision of services to Service Class and Class L shareholders. The distribution plan provides for a maximum 12b-1 fee equal to an annual rate of 0.10% of the average daily net assets of the Service Class shares and 0.25% of the Class L shares. The Distributor has agreed to voluntarily waive all

June 29, 2018

12b-1 fees attributable to Service Class and Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Pro Forma Statement of Operations.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the December 31, 2017 annual report of the Target Fund and Acquiring Fund.

Security Valuation

The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.

Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Investments in fixed interest contracts issued by GWL&A (GWL&A Contract) are valued at the amount of net deposits plus accrued interest, determined on a daily basis. The GWL&A Contract is backed by the general account of GWL&A.

The Fund classifies valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of June 29, 2018, the Fund’s investments in the underlying mutual funds are valued using Level 1 inputs. The Fund’s investment in the GWL&A Contract is valued using Level 2 inputs. More information regarding the Fund’s sector classifications are included in the Schedule of Investments.

Federal Income Taxes and Distributions to Shareholders

The Pro Forma Combined aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of June 29, 2018 were as follows:

Federal tax cost of investments	$819,613,357

Gross unrealized appreciation on investments	47,149,810
Gross unrealized depreciation on investments	(15,630,220)

Net unrealized depreciation on investments	$31,519,590

June 29, 2018

PART C

OTHER INFORMATION

Item 15. Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of Great-West Funds shall be indemnified by Great-West Funds to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, § 2-418 provides:

(a)(1) In this section the following words have the meanings indicated.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4) “Expenses” include attorney’s fees.

(5)    (i) “Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and

(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)     (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)     (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-

Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016. Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(2) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(3) Not Applicable.

(4) Agreement and Plan of Reorganization is filed herewith as Appendix B to Part A of this Registration Statement.

(5) Not Applicable.

(6) Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017. Amendment to Amended and Restated Investment Advisory Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503). Amendment to Amended and Restated Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503). Amendments to Amended and Restated Investment Advisory Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(7)(a)(1) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(7)(a)(2) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016. Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(8) Not Applicable.

(9) Custody Agreements with The Bank of New York Mellon are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).

(10)(a) Service Class Distribution Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).. Agreement Pursuant to the Class T1 Distribution Plan for the Great-West Lifetime Funds is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class T1 Distribution Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 to its Registration Statement filed on April 28, 2016 (File No. 2-75503). Agreement Pursuant to the Class G1 Distribution Plan for the Great-West SecureFoundation® Funds is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class G1 Distribution Plan for the Great-West SecureFoundation® Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(10)(b) Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503). Agreement Pursuant to the Class L Distribution and Service Plan for certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendments to Agreement Pursuant to Class L Distribution and Service Plan are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(10)(c) Amended and Restated Rule 18f-3 Plan for certain Funds (Institutional Class, Investor Class, Service Class, and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendment to Amended and Restated Rule 18f-3 Plan for certain Funds (Institutional

Class, Investor Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(11) Legal Opinion is incorporated by reference to Registrant’s N-14 Registration Statement filed December 14, 2018 (File No. 333-228805).

(12) Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Information Statement/Prospectus is incorporated by reference to Registrant’s N-14 Registration Statement filed December 14, 2018 (File No. 333-228805).

(13)(a)    Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503). Global Securities Lending Supplement and forms of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(13)(b)    Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(13)(c)    Expense Limitation Agreement for certain Great-West Funds regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amendment to Expense Limitation Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503). Amendment to Expense Limitation Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(13)(d)    Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amendment to Expense Limitation Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503). Amendment to Expense Limitation Agreement incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(13)(e)    Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503). Amendment to Expense Limitation Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(13)(f)    Shareholder Services Agreement for certain Great-West Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503). Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017. Amendment to Shareholder Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503). Amendments to Shareholder Services Agreement are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(14) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15) Not Applicable.

(16) Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are incorporated by reference to Registrant’s N-14 Registration Statement filed December 14, 2018 (File No. 333-228805).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Information Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of this organization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Greenwood Village and State of Colorado, on the 14th day of January, 2019.

GREAT-WEST FUNDS, INC.
(Registrant)

By:	/s/ Scott C. Sipple
Scott C. Sipple
President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gail H. Klapper*	Director	January 14, 2019
Gail H. Klapper*

/s/ Stephen G. McConahey*	Director	January 14, 2019
Stephen G. McConahey*

/s/ James A. Hillary*	Director	January 14, 2019
James A. Hillary*

/s/ R. Timothy Hudner*	Director	January 14, 2019
R. Timothy Hudner*

/s/ Steven A. Lake*	Director	January 14, 2019
Steven A. Lake*

/s/ Scott C. Sipple	President, Chief Executive	January 14, 2019
Scott C. Sipple	Officer & Director

/s/ Mary C. Maiers	Chief Financial	January 14, 2019
Mary C. Maiers	Officer & Treasurer

*By: /s/ Ryan L. Logsdon		January 14, 2019
Ryan L. Logsdon (Attorney-in-fact)

Powers of Attorney for Ms. Klapper, Mr. McConahey, Mr. Hillary, Mr. Hudner, and Mr. Lake are incorporated by reference to Registrant’s N-14 Registration Statement filed December 14, 2018 (File No. 333-228805).